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                                              EXHIBIT 11

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                                             EXHIBIT 11
                                          McGrath RentCorp
                                 Weighted Average Shares Composition

                                                                        Year Ended December 31,
                                                                       ------------------------
                                                                 1995              1994              1993
                                                                 ----              ----              ----
                        Primary
                        -------
Weighted common shares issued and outstanding                 7,974,362         8,279,350        8,306,641

Common stock equivalents                                        109,885           135,920          101,349
                                                              ---------         ---------        ---------
  Shares used for EPS calculation                             8,084,247         8,415,270        8,407,990
                                                              ---------         ---------        ---------
                                                              ---------         ---------        ---------

                        Fully Diluted
                        -------------
Weighted common shares issued and outstanding                 7,974,362         8,279,350        8,306,641

Common stock equivalents                                        125,017           147,409          119,579
                                                              ---------         ---------        ---------
  Computed fully diluted shares                               8,099,379         8,426,759        8,426,220
                                                              ---------         ---------        ---------
                                                              ---------         ---------        ---------

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